                        HERCULES INCORPORATED, AS ISSUER
                                       AND
                      THE CHASE MANHATTAN BANK, AS TRUSTEE

                                    INDENTURE
                         DATED AS OF _________ __, ____

                             SENIOR DEBT SECURITIES

                                TABLE OF CONTENTS

                                                                                             Page

                             RECITALS OF THE COMPANY

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101         Definitions and Rules of Construction ................................     1
Section 102         Certificate and Opinion as to Conditions Precedent ...................    10
Section 103         Statements Required in Certificate or Opinion ........................    10
Section 104         Acts of Holders ......................................................    10
Section 105         Notices to Trustee and Company .......................................    12
Section 106         Notice to Holders of Securities; Waiver ..............................    12
Section 107         Communication by Holders with Other Holders. .........................    13
Section 108         Language of Notices ..................................................    13
Section 109         Trust Indenture Act Controls .........................................    13
Section 110         Effect of Headings and Table of Contents .............................    13
Section 111         Successors and Assigns ...............................................    13
Section 112         Severability Clause ..................................................    13
Section 113         Benefits of Indenture ................................................    14
Section 114         Governing Law ........................................................    14
Section 115         Legal Holidays .......................................................    14
Section 116         Counterparts .........................................................    14
Section 117         No Recourse Against Others ...........................................    14
Section 118         No Adverse Interpretation of Other Agreements ........................    14

                                   ARTICLE TWO
                                 SECURITY FORMS

Section 201         Forms Generally ......................................................    15
Section 202         Form of Trustee's Certificate of Authentication ......................    15
Section 203         Securities in Global Form ............................................    15

                                  ARTICLE THREE
                                 THE SECURITIES

Section 301         Amount Unlimited; Issuable in Series .................................    16
Section 302         Currency; Denominations ..............................................    19
Section 303         Execution, Authentication and Delivery ...............................    20
Section 304         Temporary Securities .................................................    22
Section 305         Registrar and Paying and Conversion Agents ...........................    22
Section 306         Paying Agent to Hold Money in Trust ..................................    22
Section 307         List of Holders ......................................................    22
Section 308         Transfer and Exchange ................................................    24
Section 309         Replacement Securities ...............................................    25
Section 310         Book-Entry System ....................................................    26

Section 311       Payment of Interest and Certain Additional Amounts; Rights to
                  Interest and Certain Additional Amounts Preserved ......................  27
Section 312       Persons Deemed Owners ..................................................  29
Section 313       Cancellation ...........................................................  29
Section 314       Compliance with Certain Laws and Regulations ...........................  30
Section 315       Return of Moneys Held by the Trustee and Paying Agent ..................
                  Unclaimed for Two Years ................................................  30

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 401       Satisfaction and Discharge of Indenture ................................  30
Section 402       Satisfaction, Discharge and Defeasance of Securities of any Series .....  32
Section 403       Application of Trust Money. ............................................  35

                                  ARTICLE FIVE
                              DEFAULTS AND REMEDIES

Section 501       Events of Default ......................................................  35
Section 502       Acceleration ...........................................................  36
Section 503       Other Remedies .........................................................  37
Section 504       Waiver of Past Defaults ................................................  37
Section 505       Control by Holders .....................................................  38
Section 506       Limitation on Suits ....................................................  38
Section 507       Collection Suits by the Trustee ........................................  39
Section 508       Trustee May File Proofs of Claim .......................................  39
Section 509       Priorities .............................................................  40
Section 510       Undertaking for Costs ..................................................  40
Section 511       Unconditional Right of Holders to Receive Principal,
                  Premium and Interest ...................................................  40

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 601      Duties and Responsibilities of the Trustee ..............................  41
Section 602      Rights of the Trustee ...................................................  42
Section 603      Not Responsible for Recitals or Issuance of Securities ..................  43
Section 604      Notice of Defaults ......................................................  43
Section 605      May Hold Securities .....................................................  43
Section 606      Money Held in Trust .....................................................  43
Section 607      Compensation and Indemnity ..............................................  43
Section 608      Eligibility; Disqualification ...........................................  44
Section 609      Resignation and Removal; Appointment of Successor. ......................  44
Section 610      Acceptance of Appointment by Successor. .................................  46
Section 611      Successor Trustee by Merger .............................................  47

                                  ARTICLE SEVEN
                         REPORTS BY TRUSTEE AND COMPANY

Section 701     Reports by Trustee ........................................   47
Section 702     Reports by Company ........................................   47

                                  ARTICLE EIGHT
                              SUCCESSOR CORPORATION

Section 801     When the Company May Merge, Etc. ..........................   47

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 901     Supplemental Indentures Without Consent of Holders ........   48
Section 902     Supplemental Indentures with Consent of Holders ...........   50
Section 903     Compliance with Trust Indenture Act .......................   51
Section 904     Revocation and Effect of Consents, Waivers and Actions ....   51
Section 905     Notation on or Exchange of Securities .....................   51
Section 906     Execution of Supplemental Indentures ......................   52
Section 907     Effect of Supplemental Indentures .........................   52

                                   ARTICLE TEN
                                    COVENANTS

Section 1001    Payment of Principal, Premium and Interest ................   52
Section 1002    Maintenance of Office or Agency ...........................   52
Section 1003    Money for Securities Payments to Be Held in Trust .........   53
Section 1004    Additional Amounts ........................................   54
Section 1005    Corporate Existence .......................................   54
Section 1006    Purchase of Securities by Company or Subsidiary. ..........   54
Section 1007    Restrictions on Secured Debt. .............................   55
Section 1008    Restrictions on Sale and Leaseback Transactions. ..........   56
Section 1009    Compliance Certificates ...................................   57

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 1101    Redemption: Notice to Trustee .............................   57
Section 1102    Selection of Securities to be Redeemed ....................   58
Section 1103    Notice of Redemption ......................................   58
Section 1104    Effect of Notice of Redemption ............................   59
Section 1105    Deposit of Redemption Price ...............................   59
Section 1106    Securities Redeemed in Part ...............................   59

                                 ARTICLE TWELVE
                                  SINKING FUNDS

Section 1201.     Applicability of Article .................................  60
Section 1202.     Satisfaction of Sinking Fund Payments with Securities ....  60
Section 1203.     Redemption of Securities for Sinking Fund ................  61

                                ARTICLE THIRTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

Section 1301.     Purposes for Which Meetings May Be Called ................  61
Section 1302.     Call, Notice and Place of Meetings .......................  61
Section 1303.     Persons Entitled to Vote at Meetings .....................  62
Section 1304.     Quorum; Action ...........................................  62
Section 1305.     Determination  of Voting Rights; Conduct and
                  Adjournment of Meetings ..................................  63
Section 1306.     Counting Votes and Recording Action of Meetings ..........  63

                               Hercules Indenture
                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                           Trust Indenture Act of 1939


Trust Indenture                                                                          Indenture
  Act Section                                                                             Section
----------------                                                                         ---------

Section310(a)(1)  ..........................................................            303; 608
           (a)(2) ..........................................................            303; 608
           (a)(3) ..........................................................            Not Applicable
           (a)(4) ..........................................................            Not Applicable
           (a)(5) ..........................................................            Not Applicable
           (b)    ..........................................................            608; 609
           (c)    ..........................................................            Not Applicable
Section311 (a)    ..........................................................            Not Applicable
           (b)    ..........................................................            Not Applicable
           (c)    ..........................................................            Not Applicable
Section312(a)     ..........................................................            307
           (b)    ..........................................................            107
           (c)    ..........................................................            107
Section313(a)     ..........................................................            701
           (b)(1) ..........................................................            Not Applicable
           (b)(2) ..........................................................            Not Applicable
           (c)    ..........................................................            701
           (d)    ..........................................................            701
Section314(a)     ..........................................................            702; 1009
           (b)    ..........................................................            Not Applicable
           (c)(1) ..........................................................            102; 103; 303
           (c)(2) ..........................................................            102; 103; 303
           (c)(3) ..........................................................            Not Applicable
           (d)    ..........................................................            Not Applicable
           (e)    ..........................................................            103
           (f)    ..........................................................            Not Applicable
Section315(a)     ..........................................................            601(b); 602
           (b)    ..........................................................            106; 602; 604
           (c)    ..........................................................            601(a); 602
           (d)    ..........................................................            601(c); 602
           (e)    ..........................................................            510
Section316(a)(1)(A).........................................................            505
           (a)(1)(B)........................................................            502; 504
           (a)(2) ..........................................................            Not Applicable
           (a)(last sentence)...............................................            101
           (b)    ..........................................................            511
           (c)    ..........................................................            104
Section317(a)(1)  ..........................................................            507
           (a)(2) ..........................................................            508
           (b)    ..........................................................            306; 1003
Section318(a)     ..........................................................             109
           (b)    ..........................................................            Not Applicable
           (c)    ..........................................................            109

----------------------

         Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of _________ __, ____, between Hercules Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at Hercules Plaza, 1313 North Market Street, Wilmington, Delaware 19894-0001 and The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee"), having its Corporate Trust Office at One Liberty Place, 52nd Floor, 1650 Market Street, Philadelphia, Pennsylvania 19103.


                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior unsecured debentures, notes or other evidences of Indebtedness (hereinafter called the "Securities"), unlimited as to principal amount to bear such rates of interest, to mature at such time or times, be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

         The Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined), as follows:


                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.      DEFINITIONS AND RULES OF CONSTRUCTION .

         (a) In addition to the following, certain terms used principally in certain Articles hereof are defined in those Articles:

         "Additional Amounts" means any additional amounts that are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified herein or therein and which are owing to such Holders.

         "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. When used with respect to any Person, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 303 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bankruptcy Law" means Title 11 of the United States Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors.

         "Bearer Security" means any Security in the form set forth pursuant to
Section 301 or established pursuant to Section 201 which is payable to bearer.

         "Board of Directors" means either the Board of Directors of the Company or the Finance Committee of such Board or any other committee of such Board duly authorized to act generally or in any particular respect for the Company hereunder.

         "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee or (ii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Trustee.

         "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York or Wilmington, Delaware are authorized or required by law, regulation or executive order to close, or any other day established as contemplated by Section 301.

         "Cedel Bank, S.A." means Centrale de Livraison de Valeurs,  S.A.

         "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means Hercules Incorporated, a Delaware corporation, or any successor thereto.

         "Company Order" means a written request or order signed in the name of the Company by an Officer of the Company and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means as of any particular time the aggregate amount of assets after deducting therefrom (a) all current liabilities and (b) all goodwill, patents, copyrights, trademarks, tradenames, unamortized debt discount and expense and other like intangibles, all as shown in the most recent consolidated financial statements of the Company and its Subsidiaries prepared in accordance with GAAP.

         "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Union or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established.

         "Corporate Trust Office" means the office of the Trustee for the conduct of corporate trust business at which matters related to this Indenture are administered. Initially the Corporate Trust Office will be at One Liberty Place, 52nd Floor, 1650 Market Street, Philadelphia, Pennsylvania 19103 (Telephone: (215) 988-1329, Telecopy: (215) 972-8372). The Corporate Trust Office may be changed by notice to the Company from the Trustee.

         "Corporation" means a corporation, limited liability company, association, company, partnership, joint-stock company or business trust.

         "Coupon" means any interest Coupon appertaining to a Bearer Security.

         "Currency," with respect to any payment, deposit or other transfer in respect of the principal of or premium, if any, or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

         "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Corporation, CUSIP Service Bureau.

         "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as Depository by the Company in or pursuant to this Indenture, which Person must be, for a Global Security in registered form, a clearing agency registered under the Exchange Act, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person,"Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Community.

         "Euroclear" means the operator of the Euroclear System.

         "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Community.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

         "Global Security" means a Security in the form prescribed in Section 203 evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or premium, if any, or interest on or any Additional Amounts with respect to such Security shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "Holder," when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Register and in the case of a Bearer Security the bearer thereof and, in the case of any Coupon, means the bearer thereof.

         "Indebtedness," with respect to any Person, means indebtedness for borrowed money or for the unpaid purchase price of real or personal property (excluding trade debt payables arising in the ordinary course of business) of, or guaranteed by, such Person and computed in accordance with GAAP.

         "Indenture" means this instrument as it may from time to time be supplemented or amended from time to time in accordance with the terms hereof, including the provisions of the Trust Indenture Act that are deemed a part hereof.

         "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Interest," with respect to any Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security that provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of any installment of interest on such Security.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise, and includes the Redemption Date.

         "Office" or "Agency," with respect to any Securities, means an office or agency of the Company maintained or designated as a Place of Payment for such Securities pursuant to Section 305 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 305 or, to the extent designated or required by Section 305 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

         "Officer" means, with respect to any corporation, any Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of such corporation.

         "Officers' Certificate" means a certificate signed by the either Co-Chief Executive Officer, the Chief Financial Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, that complies with the requirements of Sections 102 and 103 and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company, or any other counsel who shall be reasonably acceptable to the Trustee and provided that the General Counsel and the Assistant General Counsel of the Company shall be deemed to be reasonably acceptable to the Trustee, containing the applicable information specified in Sections 102 and 103.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture that provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) any such Security theretofore cancelled by the Trustee or the Registrar or delivered to the Trustee or the Registrar for cancellation;

         (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any related Coupons, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (c) any such Security with respect to which the Company has effected defeasance pursuant to the terms hereof, except to the extent provided in
Section 402;

         (d) any such Security which has been paid pursuant to Section 309 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

         (e) any such Security converted or exchanged as contemplated by this Indenture into Common Stock or other securities, if the terms of such Security provide for such conversion or exchange pursuant to Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, (iii) the principal amount of a Security denominated in a Foreign Currency or currencies shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above), of such Security, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any related Coupons or an Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any and any interest on or any Additional Amounts with respect to, any Security or any related Coupon on behalf of the Company.

         "Person" means any individual, corporation, joint venture, joint stock association, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of and premium, if any, and any interest on or any Additional Amount with respect to the Securities and related Coupons of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 309 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security and/or related Coupon shall be deemed to evidence the same Indebtedness as the mutilated, destroyed, lost or stolen Security and/or related Coupon, as the case may be.

         "Principal Property" means any manufacturing plant or other facility owned by the Company or any Restricted Subsidiary, whether now owned or hereafter acquired, which is located within the continental United States and, in the opinion of the Board of Directors or an officer designated by the Board of Directors, is of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole.

         "Redemption Date," with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form set forth pursuant to Section 201 or established pursuant to Section 301 which is registered in the Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date for the Registered Securities of any series means the date specified for such Registered Securities as contemplated by Section 301.

         "Responsible Officer," when used with respect to the Trustee, means any Senior Vice President, any Vice President, any Assistant Vice President, any Trust Officer, or Assistant Trust Officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary all the physical property of which is located within the continental United States, which owns a Principal Property or in which the Company's investment, whether in the form of equity or debt, is in excess of 10% of the Consolidated Net Tangible Assets of the Company as of the end of the fiscal year preceding the date of determination; provided, however, that the term "Restricted Subsidiary" shall not include any Subsidiary which is principally engaged in financing exports from or operations outside the continental United States.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means any securities of any series issued, authenticated and delivered under this Indenture.

         A "series" of Securities means all Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution or a supplemental indenture.

         "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date determined pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal of or interest on or any Additional Amounts with respect to such Security, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

         "Stated Maturity Date," with respect to any Security, means the date specified for such Security as the fixed date on which the principal of such Security is due and payable.

         "Subsidiary" means any corporation or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or the governing individuals or body thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries, or (iii) one or more Subsidiaries.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in effect on the date of this Indenture; provided, however, that if such Act is amended after such date, Trust Indenture Act means, to the extent required by any such amendment, such Act as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor, and if at any time there is more than one such Person, "Trustee" as used with respect to Securities of any series shall mean the Trustee with respect to Securities of that series.

         "United States" or "U.S." means the United States of America (including the States and the District of Columbia), its territories and possessions, and other areas subject to its jurisdiction.

         "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.


         (b)      Certain other definitions are found in:

Term                                       Defined in Section

"Act"......................................      104
"Attributable Debt"........................     1008
"Conversion Agent".........................      305
"Custodian"................................      501
"Debt".....................................     1007
"Default"..................................      501
"Defaulted Interest".......................      311
"Event of Default".........................      501
"Legal Holiday"............................      115
"Notice of Default"........................      501
"Register".................................      305
"Registrar"................................      305
"Successor"................................      801

         (c) Whenever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company and any other obligor on the Securities.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         (d) Unless the context otherwise requires, the following rules of construction are used in this Indenture:

                  (1) each capitalized term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation;

                  (5) words in the singular include the plural, and words in the plural include the singular; and

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

SECTION 102.      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate (complying with Section 103) stating that, in the opinion of such Officer, all conditions precedent to the taking of such action have been complied with; and

         (b) if applicable, an Opinion of Counsel (complying with Section 103) stating that, in the opinion of such counsel all such conditions precedent to the taking of such action have been complied with.

SECTION 103.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each Officers' Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (a) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

         (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement that, in the opinion of such Person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact not involving any legal conclusion, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 104.      ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders, in person or by an agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depository's standing instructions and customary practices.


         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (c) The ownership of Registered Securities shall be proved by the Register.

         (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as Depository, by any trust company, bank, banker or other Depository reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such Depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until
(i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company and the Trustee deem sufficient.

         (e) If the Company solicits from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a Record Date for the determination of Holders entitled to give such Act, but the Company shall have no obligation to do so. If such a Record Date is fixed, such Act may be given before or after such Record Date, but only Holders of record at the close of business on such Record Date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such Act, and for that purpose the Outstanding Securities shall be computed as of such Record Date.

         (f) Any Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.      NOTICES TO TRUSTEE AND COMPANY.

         Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.      NOTICE TO HOLDERS OF SECURITIES; WAIVER.

         Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

         (a) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

         (b) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in the City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication not later than the latest date, prescribed for the giving of such notice. In case of the suspension of publication of any Authorized Newspaper or for any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then notification to Holders of Bearer Securities shall be given in any other manner approved by the Trustee, and shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

         Failure to give a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is given in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company gives a notice or communication to the Holders, it shall deliver a copy to the Trustee and each Registrar and Paying Agent.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection provided by Section 312(c) of the Trust Indenture Act.

SECTION 108.      LANGUAGE OF NOTICES.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 109.      TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, the imposed duties shall control. The provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act that impose duties on any Person (including provisions automatically deemed included in an indenture unless the indenture provides that such provisions are excluded) are a part of and govern this Indenture, except as, and to the extent, they are expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

SECTION 110.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 111.      SUCCESSORS AND ASSIGNS.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

SECTION 112.      SEVERABILITY CLAUSE.

         In case any provision in this Indenture or the Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 113.      BENEFITS OF INDENTURE.

         Nothing in this Indenture or the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Registrar, any Paying Agent and their successors hereunder and the Holders of Securities and Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 114.      GOVERNING LAW.

         This Indenture and the Securities and Coupons shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts made and performed within the State of Delaware, without regard to its principles of conflicts of laws, except that the rights, limitations of rights, obligations, duties and immunities of the Trustee shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 115.      LEGAL HOLIDAYS.

         A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action to be taken on such date shall be taken on the next succeeding day that is not a Legal Holiday, and if such action is a payment in respect of the Securities, unless otherwise specified pursuant to Section 301 no principal, premium, if any, or interest installment shall accrue in respect of such payment for the intervening period.

SECTION 116.      COUNTERPARTS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Any signed copy shall be sufficient proof of this Indenture.

SECTION 117.      NO RECOURSE AGAINST OTHERS.

         No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issuance and sale of the Securities.

SECTION 118.      NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                                   ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.      FORMS GENERALLY.

         The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related Coupons shall be in substantially the forms (including permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Coupons, as evidenced by their execution of the Securities or Coupons.

         Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest Coupons attached.

         The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

SECTION 202.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         Subject to Section 609, the Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
                                                     The Chase Manhattan Bank
                                                              As Trustee

                                                     By
                                                       -------------------------
                                                              Authorized Officer

SECTION 203.      SECURITIES IN GLOBAL FORM.

         If Securities of a series are issuable in global form, as specified as contemplated by Section 301, then any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or
Section 304. Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         Notwithstanding the provisions of Sections 311, unless otherwise specified as contemplated by Section 301, payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 312 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security as shall be specified in a written statement of the Holder of such permanent Global Security or, in the case of a permanent Global Security in bearer form, of Euroclear or Cedel Bank, S.A., which is produced to the Trustee by such Person.


                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities that may be authenticated and delivered and outstanding under this Indenture is unlimited.

         The Securities may be issued in one or more series.

         With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and in an Officers' Certificate, or established in one or more indentures supplemental hereto:

         (a) the title of such Securities and the series in which such Securities shall be included;

         (b) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 308, 309, 905 or 1106, upon surrender in part of any Registered Security for conversion or exchange into Common Stock or other securities pursuant to its terms, or pursuant to the terms of such Securities);

         (c) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

         (d) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 308, and
(iii) the name of the Depository with respect to any Global Security;

         (e) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or Global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

         (f) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

         (g) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

         (h) the rate or rates (which may be fixed or variable) at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year composed of twelve 30-day months;

         (i) if in addition to or other than the Borough of Manhattan, the City of New York, the place or places where the principal of, premium, if any, and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment on or Additional Amounts with respect to a Global Security on an Interest Payment Date will be paid and the manner in which any principal of or premium, if any, on any Global Security will be paid;

         (j) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

         (k) if the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

         (l) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

         (m) whether the Securities of the series will be convertible into shares of Common Stock and/or exchangeable for other securities, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, including the conversion or exchange price, the conversion or exchange date(s) or period(s), provisions as to whether conversion or exchange will be at the option of the Holder or the Company, the events requiring adjustment of the conversion or exchange price and provisions affecting conversion or exchange in the event of redemption of the Securities of any series and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

         (n) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

         (o) if other than Dollars, the Foreign Currency in which payment of the principal of, premium, if any, and interest on or any Additional Amounts with respect to any of such Securities and related Coupons shall be payable;

         (p) if the principal of, premium, if any, or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

         (q) whether the amount of payments of principal of, premium, if any, or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (r) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (s) if either or both of Section 402(b) relating to defeasance or
Section 402(c) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in
Section 402(c) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article Four in respect of the Securities of such series;

         (t) if any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

         (u) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

         (v) if the Securities are Original Issue Discount Securities, the dates within 15 days of which lists of Holders of Securities are to be furnished to the Trustee pursuant to Trust Indenture Act Section 312(a);

         (w) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

         (x) any other terms of such Securities and any deletions from or modifications or additions to this Indenture in respect of such Securities.

         All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

SECTION 302.      CURRENCY; DENOMINATIONS.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, premium, if any, and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

SECTION 303.      EXECUTION, AUTHENTICATION AND DELIVERY.

         (a) The Securities and the related Coupons, if any, shall be executed in the name and on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer, its President or one of its Vice President, its Treasurer or one of its Assistant Treasurers, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and the related Coupons, if any, may be manual or facsimile.

         (b) Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         (c) No Security or any related Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a Certificate of Authentication duly executed by the Trustee by manual signature of a Responsible Officer, and such Certificate of Authentication upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder. Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

         (d) The Trustee shall authenticate and deliver Securities of a series, and any related Coupon, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                  (i) a Board Resolution as required by Section 301;

                  (ii) a Company Order requesting the authentication and delivery of such Securities;

                  (iii) an Officers' Certificate or a supplemental indenture setting forth the form of such Securities and, except as set forth in a Board Resolution, establishing the terms thereof;

                  (iv) such Securities, executed on behalf of the Company in accordance with clause (a) of this Section;

                  (v) an Opinion of Counsel to the effect that:

                         (1) the form or forms of such Securities have been duly
                  authorized by the Company and have been established in conformity with the provisions of this Indenture;

                         (2) such Securities, when authenticated and delivered
                  by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                         (3) that any supplemental indenture referred to in
                  clause (iii) above has been duly authorized, executed and delivered by the Company and is a valid instrument legally binding upon the Company, enforceable in accordance with its terms, subject as to enforcement to laws relating to or affecting creditors' rights, including without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                         (4) that all consents, approvals and orders of any
                  commission, governmental authority or agency required in connection with the issuance and delivery of such Securities have been obtained; and

                  (vi) an Officers' Certificate certifying that no Default or Event of Default has occurred and is continuing.

         (e) The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent. Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section. An Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. The Trustee shall pay any Authenticating Agent appointed by the Trustee reasonable compensation for its services and the Trustee shall be reimbursed for such payment by the Company pursuant to Section 607. The provisions set forth in Sections 602, 603 and 607 shall be applicable to any Authenticating Agent.

         (f) If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

         (g) Except as permitted by Section 309 or 310, the Trustee shall not authenticate and deliver any Bearer Security unless all related Coupons then matured have been detached and cancelled.

SECTION 304.      TEMPORARY SECURITIES.

         The Company may execute temporary Securities, and upon the Company's Order, the Trustee shall authenticate and make such temporary Securities available for delivery. Temporary Securities shall be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, in the same series and principal amount and of like tenor as the definitive Securities in lieu of which they are issued, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the Officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, after the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities of the same series upon surrender of the temporary Securities at the Office or Agency of the Company designated for such purpose pursuant to Section 305, without charge to the Holders thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons), the Company shall execute a like principal amount of definitive Securities of the same series of authorized denominations, and the Trustee, upon receipt of a Company Order, shall authenticate and make such Securities available for delivery in exchange therefor; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.      REGISTRAR AND PAYING AND CONVERSION AGENTS.

         The Company shall maintain or cause to be maintained, in the City of New York, an Office or Agency where the Securities may be presented for registration of transfer or for exchange ("Registrar"), a Paying Agent at whose office the Securities may be presented or surrendered for payment, a Conversion Agent at whose Office the Securities may be presented and surrendered in the event of a conversion or exchange ("Conversion Agent"), and an Office or Agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register (the "Register") of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars, one or more additional Paying Agents and one or more Conversion Agents, and may rescind the designation of any Paying Agent or Conversion Agent, provided, however, that the Company shall at all times maintain a Paying Agent in each Place of Payment. The term Registrar includes any additional registrar, the term Paying Agent includes any additional paying agent and the term Conversion Agent includes any additional conversion agent.

         Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Registrar, Paying Agent and Conversion Agent for each series of Securities. The Company shall have the right to remove and replace from time to time the Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Registrar with respect to a series of Securities, it shall have the right to examine the Register for such series at all reasonable times. There shall be only one Register for each series of Securities.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-Registrar (if not the Company or the Trustee or an Affiliate of the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall give prompt written notice to the Trustee and to the Holders of any change of location of such Office or Agency. If at any time the Company shall fail to maintain or cause to be maintained any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth Section 101. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent , Conversion Agent or agent for service of notices or demands, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 607. The Company or any Affiliate of the Company may act as Paying Agent, Conversion Agent, Registrar or co-Registrar or agent for service of notices and demands.

         The Company may also from time to time designate one or more other Offices or Agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee and to the Holders of any such designation or rescission and of any change in location of any such other Office or Agency.

SECTION 306.      PAYING AGENT TO HOLD MONEY IN TRUST.

         Except as otherwise provided herein, prior to or on each due date of the principal of and premium, if any, and interest on or Additional Amounts with respect to, any Security, the Company shall deposit with the Paying Agent a sum of money sufficient to pay such principal, premium, if any, and interest on or Additional Amounts so becoming due. The Company shall require each Paying Agent (other than the Trustee or the Company) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of and premium, if any and interest on or Additional Amounts with respect to the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the request of the Trustee, pay to the Trustee all money so held in trust and account for any money disbursed by it. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.

SECTION 307.      LIST OF HOLDERS.

         The Trustee shall preserve in as current a form as is reasonably practicable, the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee on or before the Record Date for each Interest Payment Date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list, in such form as the Trustee may reasonably require of the names and addresses of Holders.

SECTION 308.      TRANSFER AND EXCHANGE.

         With respect to Registered Securities of each series, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of the same series of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transactions are met. To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Securities, all at the Registrar's request.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or his attorney duly authorized in writing.

         If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (a) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (b) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

         Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         The Company shall not require payment of a service charge for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the registration of the transfer or exchange of Securities from the Holder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership).

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (a) any Security for a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing, (b) any Security selected, called or being called for redemption, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (c) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

SECTION 309.      REPLACEMENT SECURITIES.

         If (a) any mutilated Security or a Security with a mutilated Coupon is surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such Security and/or Coupon or indemnity as may reasonably be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute in exchange for any such mutilated Security and/or Coupon, or in lieu of any such destroyed, lost or stolen Security, a new Security with any related Coupon of the same series and of like tenor and principal amount bearing a number not contemporaneously outstanding and the Trustee shall authenticate and make such new Security available for delivery.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article Eleven, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, and any related Coupon, as the case may be; provided, however, that payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the related Coupons.

         Upon the issuance of any new Securities, with its Coupons, if any, under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee) in connection therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company (whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable) and shall be entitled to all benefits of this Indenture equally and ratably with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.


SECTION 310.      BOOK-ENTRY SYSTEM.

         In order to utilize a book-entry-only system for all or any portion of the Securities of any series, all or a portion of the Securities of any series may be issued in the form of one or more fully registered Securities of the same series as a Global Security, which Global Security shall be registered in the name of the Depository selected by the Company or in the name of such Depository's nominee. Each Global Security shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and shall bear a legend substantially to the following effect: "This Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

         Notwithstanding any other provision of this Section or of Section 308, a Global Security may be transferred in whole but not in part and in the manner provided in Section 308, only by a nominee of the Depository for such series, or by the Depository or any such nominee of a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

         If (a) at any time the Depository for Global Securities of any series of Securities notifies the Company that it is unwilling or unable to continue as Depository for such Global Securities or if at any time the Depository for such Global Securities shall no longer be a clearing agency registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depository for such Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, (b) the Company determines in its sole discretion, that the Securities of any series shall no longer be represented by one or more Global Securities and delivers to the Trustee an Officers' Certificate evidencing such determination or (c) a Default or an Event of Default occurs and is continuing, then the provisions of this Section shall no longer apply to the Securities of such series. In such event, the Company will execute and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series and of like tenor in definitive registered form, in authorized denominations, and in aggregate principal amount equal to the principal amount of the Global Securities of such series in exchange for such Global Securities. Upon the exchange of Global Securities for such Securities in definitive registered form without Coupons, in authorized denominations, the Global Securities shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for Global Securities pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

         Except as provided above or as provided in any supplemental indenture, owners of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders thereof for any purpose under this Indenture.

         Members of or participants in the Depository shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, and such Depository or its nominee, as the case may be, may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the Holder of such Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its members or participants, the operation of customary practices governing exercise of the rights of a Holder of any Security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.


SECTION 311.      PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS;
                  RIGHTS TO INTEREST AND CERTAIN ADDITIONAL AMOUNTS PRESERVED.

         Unless otherwise specified pursuant to Section 301(h), interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months, and for any period shorter than 30 days, interest will be computed on the basis of the actual number of days elapsed in such period.

         Unless otherwise provided with respect to a series of Securities,

         (a) the principal and Redemption Price of and interest on each Security shall be payable in such Currency established for such Security;

         (b) the principal and Redemption Price of any Security and interest payable on the Stated Maturity Date (if other than an Interest Payment Date) or Redemption Date shall be payable upon surrender of such Security at the Office or Agency of any Paying Agent therefor; and

         (c) interest on any Security shall be paid on each Interest Payment Date therefor to the Holder thereof at the close of business on the Record Date therefor, such interest to be payable by check mailed to the address of the Person entitled thereto as such address appears on the Register; provided however, that (i) at the written request of any Holder of at least $10,000,000 aggregate principal amount of Securities received by the Registrar not later than the Regular Record Date for such Interest Payment Date, interest accrued on such Securities will be payable by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder specified in such request and entered on the Register by the Registrar and (ii) payments made in respect of Global Securities shall be made in immediately available funds to the Depositary.

         Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Registered Security at his address as it appears in the Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, the City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Paying Agent.

         Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Register or by transfer to an account maintained by the payee with a bank located in the United States.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         If any convertible Registered Security of any series is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest that is due on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered Security that is converted, interest shall not be payable if the Regular Record Date is after the date of conversion of such Registered Security.

SECTION 312.      PERSONS DEEMED OWNERS.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered in the Register as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Sections 308 and 311) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, nor the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, nor the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No Holder of any beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 313.      CANCELLATION.

         All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. The Company may not reissue or issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver a certificate of destruction to the Company.

SECTION 314.      COMPLIANCE WITH CERTAIN LAWS AND REGULATIONS.

         If any Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company, the Holders and the Trustee.

SECTION 315. RETURN OF MONEYS HELD BY THE TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS.

         Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of and premium, if any, or interest on or Additional Amounts with respect to the Securities, and any related Coupons, of any series and not applied but remaining unclaimed for two years after the date when such principal, premium, if any, interest or Additional Amount shall have become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such Paying Agent, and the Holders of such Securities shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect as a general unsecured creditor, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and premium, if any, or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE.

         Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities and any related Coupons as specified in such Company Order, and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (a)      either

                           (i) all Securities of such series, and all related
                  Coupons, if any, theretofore authenticated and delivered (other than (1) Coupons relating to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 308,
                  (2) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 309, (3) Coupons relating to Securities of such series called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1104, and (4) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 315) have been delivered to the Trustee for cancellation; or

                           (ii) all Securities of such series and, in the case
                  of (1) or (2) below, any related Coupons thereto, not theretofore delivered to the Trustee for cancellation

                                    (1) have become due and payable, or

                                    (2) will become due and payable at their
                           Stated Maturity within one year, or

                                    (3) if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any related Coupons not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and interest on, and any Additional Amounts with respect to such Securities and any related Coupons, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity or Redemption Date thereof, as the case may be; and

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any related Coupons.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

         Notwithstanding the satisfaction and discharge of this Indenture, with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to clause (a)(ii) of this Section, the following obligations of the Company and the Trustee with respect to the Securities of such series, shall survive: (i) the rights of registration of transfer and exchange of Securities of such series, (ii) the replacement of apparently mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) the rights of the Holders of the Securities, and any related Coupons, of such series to receive payments of the principal of and premium, if any, interest on or any Additional Amounts with respect to the Securities of such series, (iv) the rights of the Holders of the Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (v) the obligation of the Company to maintain an Office or Agency for payments on and registration of transfer of the Securities of such series, (vi) the rights, obligations and immunities of the Trustee hereunder, and (vii) any rights to convert or exchange the Securities of such series into Common Stock or other securities or rights in accordance with their terms.

SECTION 402.   SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY
               SERIES.

         (a) Unless, pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (b) of this Section shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (c) of this Section shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any related Coupons, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any related Coupons, elect to have clause (b) or clause (c) be applied to such Outstanding Securities and any related Coupons upon compliance with the conditions set forth below in this Section.

         (b) Upon the Company's exercise of the above option applicable to this clause (b) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related Coupons on the date the conditions set forth in clause (d) of this Section are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any related Coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (e) of this Section and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any related Coupons and this Indenture insofar as such Securities and any related Coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any related Coupons to receive, solely from the trust fund described in clause (d) of this Section and as more fully set forth in such clause, payments in respect of the principal of, premium, if any, and interest on, and Additional Amounts with respect to, such Securities and any related Coupons when such payments are due, and any rights of such Holder to convert or exchange such Securities into Common Stock or other securities, (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 308, 309, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to clause (d)(i) below), and with respect to any rights to convert or exchange such Securities into Common Stock or other securities, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section. The Company may exercise its option under this clause (b) notwithstanding the prior exercise of its option under clause (c) of this Section with respect to such Securities and any related Coupons.

         (c) Upon the Company's exercise of the above option applicable to this clause (c) with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1007 and 1008, and, to the extent specified pursuant to Section 301, under any covenants described in a supplemental indenture pursuant to Section 901(b) applicable to such series of such Securities with respect to such Outstanding Securities and any related Coupons on and after the date the conditions set forth in clause (d) of this Section are satisfied (hereinafter, "covenant defeasance"), and such Securities and any related Coupons shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related Coupons, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under clause (d) or (h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and related Coupons shall be unaffected thereby.

         (d) The following shall be the conditions to application of clause (b) or (c) of this Section to any Outstanding Securities of or within a series and any related Coupons:

                  (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Section applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related Coupons, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any related Coupons are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and related Coupons (determined on the basis of the Currency in which such Securities and related Coupons are then specified as payable at Stated Maturity) which through the scheduled payment of principal of and interest on in accordance with their terms will provide, not later than one day before the due date of any payment of principal of, and premium, if any and interest on such Securities and any related Coupons, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of Independent Public Accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of, and premium, if any, and interest on such Outstanding Securities and any related Coupons on the Stated Maturity of such principal or installment of principal or interest and
         (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related Coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related Coupons.

                  (ii) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (iii) No Default or Event of Default with respect to such Securities and any related Coupons shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (iv) In the case of an election under clause (b) of this Section, the Company shall have delivered to the Trustee a reasoned Opinion of Counsel stating that (1) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (2) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (v) In the case of an election under clause (c) of this Section, the Company shall have delivered to the Trustee a reasoned Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (vi) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (b) or (c) of this Section (as the case may be) have been complied with.


                  (vii) Notwithstanding any other provisions of this Section
         (d), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

         (e) Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in clause (d)(i) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to clause (d)(i) has been made in respect of such Security, or (ii) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to clause (d)(i) has been made, the Indebtedness represented by such Security and any related Coupons shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of and premium, if any, and interest on, and Additional Amounts with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (i) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related Coupons.

         Anything in this Section to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (d) of this Section which, in the opinion of a nationally recognized firm of Independent Public Accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section.

SECTION 403.      APPLICATION OF TRUST MONEY.

         Subject to the provisions of Section 315, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, any related Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, and premium, if any, and interest on and any Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE
                              DEFAULTS AND REMEDIES

SECTION 501.      EVENTS OF DEFAULT.

         "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this Indenture:

         (a) default in the payment of any interest on or any Additional Amounts payable with respect to any Security of such series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of all or any part of the principal of or premium, if any, on any Security of such series when it becomes due, whether at Maturity, upon any redemption, by declaration of acceleration of Maturity or otherwise; or

         (c) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series; or

         (d) default in the performance or breach, of any covenant or agreement of the Company in this Indenture or the Securities (other than a covenant or agreement a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e)      a court of competent jurisdiction enters:

                  (i) a decree or order for relief in respect of the Company in an involuntary proceeding under any applicable Bankruptcy Law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (ii) a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (iii) a final and non-appealable order appointing a Custodian of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

         (f) the Company pursuant to or within the meaning of any Bankruptcy
Law: (i) commences a voluntary case or proceeding; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iii) files a petition or answer or consent seeking reorganization or relief or consents to such filing or to the appointment of or taking possession by a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 60 days; (iv) makes a general assignment for the benefit of its creditors; or (v) admits in writing its inability to pay its debts generally as they become due; or

         (g) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

          For the purpose of this Indenture, the term "Default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

SECTION 502.      ACCELERATION.

         If any Event of Default with respect to the Securities of any series other than an Event of Default under clause (e) or (f) of Section 501 occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of that series then outstanding may declare the principal amount of, and any accrued interest on, (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), and any accrued interest on, all the Securities of that series due and payable immediately. If an Event of Default specified in clause (e) or (f) of Section 501 occurs, the principal of, and any accrued interest on, all Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

         The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of and premium, if any, on and any Additional Amounts with respect to all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest and Additional Amounts, at the rate accruing on the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 607, and any and all Defaults under the Indenture, other than the nonpayment of principal of and interest on Securities of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 504, then and in every such case, the Holders of at least a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to that series of Securities; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.


SECTION 503.      OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may, in its own name or as trustee of an express trust, institute, pursue and prosecute any proceeding, including without limitation, any action at law or suit in equity or other judicial or administrative proceeding to collect the payment of principal of or premium, if any, or interest on or Additional Amounts with respect to the Securities of the series that is in default, to enforce the performance of any provision of the Securities of that series or this Indenture or to obtain any other available remedy.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair such right or remedy or constitute a waiver of, or acquiescence in, such Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 504.      WAIVER OF PAST DEFAULTS.

         If a Default or Event of Default with respect to a series of Securities has occurred and is continuing, the Holders of at least a majority in aggregate principal amount of the Securities of that series at the time Outstanding, by notice to the Trustee and the Company, may waive an existing Default or Event of Default and its consequences except a Default or Event of Default in the payment of the principal of or premium, if any, or interest on or Additional Amounts with respect to any Security of that series (unless such Event of Default has been cured and a sum sufficient to pay all matured installments of interest (and premium, if any) and principal due otherwise than by acceleration has been deposited with the Trustee) or a default in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the holder of each Outstanding Security of that series. When a Default or Event of Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 505.      CONTROL BY HOLDERS.

         The Holders of at least a majority in aggregate principal amount of the Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, in respect of such series of Securities. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or may involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, including withholding notice to the Holders of the Securities of continuing default (except in the payment of the principal of (other than any mandatory sinking fund payment) or premium, if any, or interest on or Additional Amounts with respect to any Securities) if the Trustee considers it in the interest of the Holders of the Securities to do so.

SECTION 506.      LIMITATION ON SUITS.

         Except as provided in Section 511, no Holder of Securities of any series or any related Coupons may pursue any remedy with respect to this Indenture or the Securities unless:

         (a) the Holders of Securities of such series give to the Trustee written notice stating that an Event of Default with respect to the corresponding Securities of such series has occurred and is continuing;

         (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series make a written request to the Trustee to pursue a remedy;

         (c) the Holders of Securities of such series provide to the Trustee reasonable security and indemnity against any loss, liability or expense satisfactory to the Trustee;

         (d) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security and indemnity; and

         (e) during such 60 day period, the Holders of at least a majority in aggregate principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 507.      COLLECTION SUITS BY THE TRUSTEE.

         The Company covenants that if

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity or Redemption Date thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security and the Holder of any related Coupons, the whole amount then due and payable on such Security and related Coupons for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Security and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Security, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related Coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein, or to enforce any other remedy available under this Indenture or by law.

SECTION 508.      TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company upon the Securities or the Principal Property of the Company, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of the principal of and premium, if any, and interest on and Additional Amounts with respect to the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and Coupons allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or Coupon in any such proceeding.

SECTION 509.      PRIORITIES.

         If the Trustee collects any money pursuant to this Article Five, it shall pay out the money in the following order:

         FIRST:   to the Trustee for amounts due under Section 607;

         SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for the principal thereof, premium, if any, or interest thereon and Additional Amounts with respect to, ratably, without preference or priority of any kind, according to such amounts due and payable on such Securities and related Coupons; and

         THIRD:   the balance, if any, to the Company.

         Except as otherwise set forth in the Securities, the Trustee may fix a Record Date and payment date for any payment to Holders pursuant to this Section.

SECTION 510.      UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of Securities pursuant to Section 511 or a suit by Holders of Securities of more than 10% in aggregate principal amount of the Outstanding Securities of any series.

SECTION 511. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of, premium, if any, and interest on such Security on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert or exchange such Security in accordance with its terms, if applicable, and to institute suit for the enforcement of such payment or conversion or exchanges, and such right shall not be impaired without the consent of such Holder.


                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601.      DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

         (a) If an Event of Default occurs and is continuing with respect to the Securities of any series, the Trustee shall exercise the rights and powers vested in it by or pursuant to this Indenture with respect to that series and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default with respect to the Securities of any series, (i) the Trustee need perform only those duties with respect to that series that are specifically set forth in this Indenture, in such Securities or the Trust Indenture Act and no others; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but shall not be required to confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i) this Section 601(c) does not limit the effect of Section 601(b);

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 505.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to Section 601(a), (b), (c) and (e) and Section 602.

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives security and indemnity reasonably satisfactory to it against any loss, liability or expense (including reasonable counsel fees).

         (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or indemnity reasonably satisfactory to the Trustee against such risk or liability is not reasonably assured to it.

SECTION 602.      RIGHTS OF THE TRUSTEE.

         Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order (in each case, other than delivery of any Security, together with any related Coupons, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.



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
SECTION 603.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities, and the Trustee shall not be responsible for any statement in this Indenture or the Securities or any report or certificate issued by the Company hereunder or any registration statement relating to the Securities (other than the Trustee's Certificate of Authentication and the Trustee's Statement of Eligibility on Form T- 1), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

SECTION 604.      NOTICE OF DEFAULTS.

         If a Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee, the Trustee shall mail to each Holder of a Security of that series notice of the Default within 90 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 501(a) or (b), the Trustee may withhold such notice if and so long as a committee of Responsible Officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of that series. The Trustee shall not be charged with knowledge of any Default unless a Responsible Officer assigned to the Corporate Trust Department of the Trustee shall have actual knowledge of the Default. The second sentence of this Section shall be in lieu of the proviso to Trust Indenture Act Section 315(b). Said proviso is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

SECTION 605.      MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other Person that may be an agent of the Trustee or Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other Person.

SECTION 606.      MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.      COMPENSATION AND INDEMNITY.

         The Company covenants and agrees:

         (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its request for reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, and advances of its agents and counsel; provided that, prior to any Default or Event of Default, the Trustee shall only have one outside counsel), including all reasonable expenses and advances incurred or made by the Trustee in connection with any Default or Event of Default or any membership on any creditors' committee, except any such expense or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee, its officers, employees, directors and shareholders, for, and to hold it harmless against, any and all loss, liability or expense, incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         Before, after or during an Event of Default with respect to the Securities of a series, the Trustee shall have a claim and lien prior to the Securities of that series as to all property and funds held by it hereunder for any amount owing it for its fees and expenses or any predecessor Trustee pursuant to this Section, except with respect to funds held by the Trustee or any Paying Agent in trust for the payment of principal of or premium, if any, or interest on or any Additional Amounts with respect to Securities or any related Coupons pursuant to Section 306, Section 401 or Section 402.

         The Company's payment and indemnity obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in
Section 501, the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 608.      ELIGIBILITY; DISQUALIFICATION.

         (a) The Trustee shall at all times satisfy the requirements of the Trust Indenture Act Sections 310(a)(1) and 310(a)(2). The Trustee (or any Affiliate thereof which has unconditionally guaranteed the obligations of the Trustee hereunder) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recently published annual report of condition. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (b) The Trustee shall comply with the Trust Indenture Act Section 310(b). In determining whether the Trustee has conflicting interests as defined in the Trust Indenture Act Section 310(b)(1), the provisions contained in the proviso to the Trust Indenture Act Section 310(b)(1) and the Trustee's Statement of Eligibility on Form T-1 shall be deemed incorporated herein.

SECTION 609.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, it shall, within 90 days after ascertaining it has such conflicting interest, either eliminate the conflicting interest or resign with respect to the Securities of that series in the manner set forth in this Section.

         (d) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of at least a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (e)      If at any time:

                  (i) the Trustee shall fail to comply with clause (c) of this Section after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 608(a) and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (1) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (2) subject to Section 510, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

         (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of at least a majority in principal amount of the Outstanding Securities of such series, notice of such appointment shall be delivered to the Company and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by
Section 610, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 610.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and deeds of the Trustee with respect to the Securities of that or those series which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 611.      SUCCESSOR TRUSTEE BY MERGER.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.


                                  ARTICLE SEVEN
                         REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      REPORTS BY TRUSTEE.

         Within 60 days after each September 1, beginning with the September 1 next following the date of this Indenture, the Trustee shall mail to each Holder, and such other holders that have submitted their names to the Trustee for such purpose, a brief report dated as of such September 1 in accordance with and to the extent required under Section 313 of the Trust Indenture Act

         A copy of each report at the time of its mailing to Holders shall be filed with the Company, the SEC and any securities exchange on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any securities exchange and of any listing thereof.

SECTION 702.      REPORTS BY COMPANY.

         The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee such information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which are specified in Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the provisions of
Section 314(a) of the Trust Indenture Act.

         Upon request of the Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


                                  ARTICLE EIGHT
                              SUCCESSOR CORPORATION

SECTION 801.      WHEN THE COMPANY MAY MERGE, ETC.

         The Company may not consolidate with or merge with or into, or sell, convey, transfer or lease its properties and assets as an entirety or substantially as an entirety (either in one transaction or a series of transactions) to, any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company, unless:

         (a) the Person formed by or surviving such consolidation or merger or to which such sale, conveyance, transfer or lease shall have been made (the "Successor") if other than the Company (i) is organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and (ii) shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and any Coupons and this Indenture;

         (b) immediately prior to and after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

         (c) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Indenture.

         The Successor will be the successor to the Company, and will be substituted for, and may exercise every right and power and become the obligor on the Securities and Coupons with the same effect as if the Successor had been named as the Company herein but, in the case of a sale, conveyance, transfer or lease of all or substantially all of the assets of the Company, the predecessor Company will not be released from its obligation to pay the principal of and premium, if any, and interest on and Additional Amounts with respect to the Securities and related Coupons.


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         From time to time, when authorized by a resolution of the Board of Directors, the Company and the Trustee, without notice to or the consent of any Holders of Securities or Coupons, may amend or supplement this Indenture:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

         (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company; provided, however, that in respect of any such additional covenant, or restriction or condition on the Company, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; or

         (c) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

         (d) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or premium, if any, or interest on or any Additional Amounts with respect to Bearer Securities, to permit Bearer Securities to be exchanged for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

         (e) to change or eliminate any of the provisions of this Indenture, provided, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

         (f) to secure the Securities; or

         (g) to establish the form or terms of Securities of any series and any related Coupons as permitted by Sections 201 and 301, or in lieu of any such supplemental indenture, the Company may provide the Trustee with an Officers' Certificate with respect to the form or terms of such Securities or Coupons; or

         (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and the related Coupons, if any, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

         (i) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any related Coupons in any material respect; or

         (j) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities as herein set forth; or

         (k) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any related Coupons or any other Security or Coupon in any material respect; or

         (l) to maintain qualification of this Indenture under the Trust Indenture Act; or

         (m) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be necessary and desirable and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder; but the Trustee shall not be obligated to enter into such supplemental indenture if such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its discretion enter into such supplemental indenture.

SECTION 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         The Company and the Trustee may amend this Indenture in any manner not permitted by Section 901 or may waive future compliance by the Company with any provisions of this Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of each series affected thereby then outstanding. Such an amendment or waiver may not, without the consent of each Holder of any Securities affected thereby:

         (a) change the Stated Maturity of the principal of, or premium, if any, or interest on, or any Additional Amounts with respect to, any Security, or reduce the principal amount of or the rate (or modify the manner of the calculation of such rate) of interest on or any Additional Amounts with respect to or any premium payable upon the redemption of any Security, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801 and permitted by Section 901(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 508, change the redemption provisions or change the Place of Payment, Currency in which the principal of, premium, if any, or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or change any provision with respect to the conversion or exchange of such Securities, or

         (b) reduce the percentage of the principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or

         (c) modify any of the provisions of this Section or Section 504 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or Coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section, in accordance with the requirements of Section 901(h).

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture, which shall have been included expressly and solely for the benefit of one or more particular series of Securities and the related Coupons, or which modifies the rights of the Holders of Securities of such series and any of such Coupons with respect to such covenant or other provision, shall be deemed not to adversely affect the rights under this Indenture of the Holders of Securities of any other series or Coupons of any other series.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         If certain Holders agree to defer or waive certain obligations of the Company hereunder with respect to Securities held by them, such deferral or waiver shall not affect the rights of any other Holder to receive the payment or performance required hereunder in a timely manner.

         After an amendment or waiver under this Section 902 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notices, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or waiver.

SECTION 903.      COMPLIANCE WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article Nine shall comply with the Trust Indenture Act.

SECTION 904.      REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.

         Until an amendment, waiver or other action by Holders becomes effective, a consent, waiver or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on such Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of such Securities then Outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Holder of the Securities of the related series, except as provided in Section 902.

         The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Persons entitled to consent to any amendment or waiver. If a Record Date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, only Holders of Securities on such Record Date or their duly designated proxies, and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be such after such Record Date. No such consent shall be valid or effective for more than 90 days after such Record Date.

SECTION 905.      NOTATION ON OR EXCHANGE OF SECURITIES.

         Securities of the related series authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article Nine may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for Outstanding Securities.

SECTION 906.      EXECUTION OF SUPPLEMENTAL INDENTURES.

         The Trustee shall execute any supplemental indenture authorized pursuant to this Article Nine if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, execute it. In executing such supplemental indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

SECTION 907.      EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Securities of the related series theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001.     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms of the Securities, any related Coupons and this Indenture. Unless otherwise specified as contemplated by
Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the Coupons for such interest as they severally mature.

SECTION 1002.     MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any related Coupons may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands related to the Securities of that series may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, premium, if any, or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, the City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (a) are denominated in a Foreign Currency or (b) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

SECTION 1003.     MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, premium, if any, or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal or premium, if any, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, premium, if any, or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the Currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or premium, if any, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

SECTION 1004.     ADDITIONAL AMOUNTS.

         If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any related Coupon the Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or premium, if any, or interest on, or in respect of, any Security of any series or any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal, premium, if any, or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

SECTION 1005.     CORPORATE EXISTENCE.

         Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Holder.

SECTION 1006.     PURCHASE OF SECURITIES BY COMPANY OR SUBSIDIARY.

         If and so long as the Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

SECTION 1007.     RESTRICTIONS ON SECURED DEBT.

         (a) The Company will not, nor will it permit any Restricted Subsidiary to, issue, assume or guarantee any debt for money borrowed (hereinafter in this Article Ten referred to as "Debt"), secured by a mortgage, security interest, pledge, lien or other encumbrance (mortgages, security interests, pledges, liens and other encumbrances being hereinafter called "lien" or "liens") upon any Principal Property or upon any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranty by the Company or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restrictions shall not apply to Debt secured by:

                  (i) liens on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                  (ii) liens on property existing at the time of acquisition of such property by the Company or a Restricted Subsidiary, or liens to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary prior to, at the time of, or within one year after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which Debt is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement the lien shall not apply to any property theretofore owned by the Company or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real improvement, on which the property so constructed, or the improvement is located;

                  (iii) liens securing Debt of a Restricted Subsidiary owing to the Company or to another Restricted Subsidiary;

                  (iv) liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

                  (v) any lien, paramount to all other liens, upon moneys advanced or paid pursuant to any contracts for production, research or development with or for the government, directly or indirectly, providing for advance, partial or progress payments on such contracts, or upon any material or supplies in connection with the performance of such contracts to secure such payments to the government; and liens or other evidences of interest in favor of the government, paramount to all other liens, on any equipment, tools, machinery, land or buildings hereafter constructed, installed or purchased by the Company or a Restricted Subsidiary primarily for the purpose of manufacturing or producing any product, or performing any research or development work directly or indirectly, for the government to secure indebtedness incurred and owing to the government for the construction, installation or purchase of such equipment, tools, machinery, land or buildings (including without limitation liens incurred in connection with pollution control, industrial revenue or similar financings). For the purpose of this subsection (v), "government" shall mean the government of the United States and any department or agency thereof or the government of any State or any instrumentality thereof;

                  (vi)      liens existing at the date of this Indenture;

                  (vii) liens on particular property (or any proceeds of the sale thereof) to secure all or any part of the cost of exploration, drilling, mining or development thereof (including construction of facilities for field processing of minerals) intended to obtain or materially increase the production and sale or other disposition of oil, gas, coal, uranium, copper or other minerals therefrom, or any indebtedness created, issued, assumed or guaranteed to provide funds for any or all such purposes; or

                  (viii) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien referred to in the foregoing clauses (i) to (vii), inclusive; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the lien so extended, renewed or replaced (plus improvements on such property).

         (b) Notwithstanding the foregoing provisions of this Section, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by a lien which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Debt of the Company and its Restricted Subsidiaries secured by a lien which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (i) through (viii) above), does not at the time exceed 5% of the consolidated stockholders' equity of the Company, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination.

         (c) For the purposes of this Section the following types of transactions shall not be deemed to create Debt secured by a lien: the sale or other transfer of (i) oil, gas, coal, uranium, copper or other minerals in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a "production payment."

SECTION 1008.     RESTRICTIONS ON SALE AND LEASEBACK TRANSACTIONS.

         The Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property of the Company or any Restricted Subsidiary (whether such Principal Property is now owned or hereafter acquired) (except for temporary leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted

Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person, unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of
Section 1007, to issue, assume or guarantee Debt secured by a lien upon such property at least equal in amount to the Attributable Debt (defined below) in respect of such arrangement without equally and ratably securing the Securities; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 1007 and this Section to be Debt subject to the provisions of Section 1007; or (b) the Company shall apply an amount in cash equal to the Attributable Debt in respect of such arrangement to the retirement (other than any mandatory retirement or by way of payment at maturity), within 90 days of the effective date of any such arrangement, of Debt of the Company or any Restricted Subsidiary (other than Debt owned by the Company or any Restricted Subsidiary and other than Debt of the Company which is subordinated to the Securities) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than 12 months after the creation of such Debt.

         For the purposes of this Section the term "Attributable Debt" shall mean the present value (discounted at the rate of 1% per annum over the weighted average yield to maturity of the Outstanding Securities hereunder, such average being weighted by the principal amount of the Securities of each series or, in the case of Original Issue Discount Securities, such amount to be determined as provided in the definition of "Outstanding") of the obligation of a lessee for rental payments (excluding from such rental payments, however, amounts payable with respect to income and property taxes, insurance, maintenance, and other similar charges and contingent rents, such as those based on sales) during the remaining term of any lease (including any period for which such lease has been extended).

SECTION 1009.     COMPLIANCE CERTIFICATES.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each of the Company's fiscal years, an Officers' Certificate stating whether or not the signer knows of any Default or Event of Default. Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If such Officer does know of such a Default or Event of Default, the Officers' Certificate shall describe any such Default or Event of Default, and its status. Such Officers' Certificate need not comply with Sections 102 and 103.

         (b) The Company shall deliver to the Trustee any information reasonably requested by the Trustee in connection with the compliance by the Trustee or the Company with the Trust Indenture Act.


                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.     REDEMPTION: NOTICE TO TRUSTEE.

         (a) The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 301.

         (b) If any or all of the Securities are to be redeemed pursuant to this Section, the Company shall deliver to the Trustee no more than 60 and no less than 45 days prior to the Redemption Date a Company Order specifying the series and principal amount of Securities to be redeemed and the Redemption Date and Redemption Price for such Securities. Such Company Order shall be accompanied by a Board Resolution authorizing such redemption.

SECTION 1102.     SELECTION OF SECURITIES TO BE REDEEMED.

         If less than all the outstanding Securities of a series are to be redeemed at any time, the Trustee shall select the Securities of such series to be redeemed by lot or by any other method the Trustee considers fair and appropriate. The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from outstanding Securities of such series not previously called for redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

SECTION 1103.     NOTICE OF REDEMPTION.

         At least 30 days but not more than 60 days before the Redemption Date, the Trustee, in the Company's name and at the Company's expense, shall mail or cause to be mailed a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed at such Holder's last address as it appears in the Register.

         The notice of redemption shall identify the Securities to be redeemed, the provision of the Securities or this Indenture pursuant to which the Securities called for redemption are being redeemed and shall state:

         (a)      the Redemption Date;

         (b)      the Redemption Price;

         (c)      the name and address of the Paying Agent;

         (d) that payment of the Redemption Price of Securities called for redemption will be made only upon surrender of such Securities to the Paying Agent;

         (e) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed and that, on and after the Redemption Date, upon surrender of such Securities, a new Security or Securities of the same series and of like tenor and in a principal amount equal to the unredeemed portion thereof will be issued;

         (f) that, unless the Company defaults in paying the Redemption Price of the Securities called for redemption, including accrued interest thereon to the Redemption Date, interest will cease to accrue on such Securities on and after the Redemption Date;

         (g) the place or places where such Securities, together (in the case of Bearer Securities) with all related Coupons, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto;

         (h) that the redemption is for a sinking fund, if such is the case;

         (i) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

         (j) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 308 or otherwise, the last date, as determined by the Company, on which such exchanges may be made;

         (k) in the case of Securities of any series that are convertible or exchangeable into Common Stock or other securities, the conversion or exchange price or rate, the date or dates on which or the period or periods during which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange; and

         (l) the CUSIP number or the Euroclear or the Cedel Bank, S.A. reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

         Any notice of redemption given in the manner provided herein shall be conclusively presumed to have been given, whether or not such notice is actually received. Failure to mail any notice or defect in the mailed notice or the mailing thereof in respect of any Security shall not affect the validity of the redemption of any other Security.

SECTION 1104.     EFFECT OF NOTICE OF REDEMPTION.

         After notice of redemption has been given, Securities called for redemption shall become due and payable on the Redemption Date at the Redemption Price and from and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued interest), such Securities shall cease to bear interest. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date, provided that installments of interest on Securities with an Interest Payment Date which is on or prior to the Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and provisions.

         If any Bearer Security surrendered for redemption shall not be accompanied by all Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

SECTION 1105.     DEPOSIT OF REDEMPTION PRICE.

         On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate is the Paying Agent, shall segregate and hold in trust or cause such Affiliate to segregate and hold in trust) money sufficient to pay the Redemption Price of, and accrued interest on, all Securities to be redeemed on that Redemption Date. The Paying Agent shall return to the Company any money in excess of the amount sufficient to pay the Redemption Price of, and accrued interest on and Additional Amounts with respect to, all Securities to be redeemed and any interest accrued on the amount deposited pursuant to this Section.


SECTION 1106.     SECURITIES REDEEMED IN PART.

         Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of the same series and in a principal amount equal to the unredeemed portion of such Security.


                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 1201.     APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

SECTION 1202.     SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (a) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons, and (b) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the



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
Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon a Company Order, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment on Securities of such series, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

SECTION 1203.     REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1102 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1103. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1104 and 1106.


                                ARTICLE THIRTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article Thirteen to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.     CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, the City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the


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
manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 20 days after receipt of such request (whichever is required by Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

SECTION 1303.     PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.     QUORUM; ACTION.

         The Persons entitled to vote at least a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of at least a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any



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
resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or any supplemental indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not such Holders were present or represented at the meeting.

SECTION 1305.   DETERMINATION  OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
                MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote at least a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote at least a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.



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
SECTION 1306.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                -----------------


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested all as of the day and year first above written.

                                              HERCULES INCORPORATED


                                              By
                                                -----------------------------
                                                  Title:


Attest:


-----------------------------
Title:
(SEAL)




                                              THE CHASE MANHATTAN BANK
                                              as Trustee


                                              By
                                                -----------------------------
                                                    Title:




Attest:


-----------------------------
Title:
(SEAL)

STATE OF DELAWARE                   )
                                    :          ss.:
COUNTY OF NEWCASTLE                 )

         On the ____ day of _________, ____, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he is _______________________ of Hercules Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                   -----------------------------
                                                   Notary Public

                                                   (SEAL)

COMMONWEALTH OF PENNSYLVANIA        )
                                    : ss.:
COUNTY OF PHILADELPHIA              )

         On the ________ day of _________, ____, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________________ of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                            --------------------------------
                                             Notary Public

                                            (SEAL)